                                                           EXHIBIT 10.5

              FORM OF LANDLORD'S CONSENT AND ESTOPPEL CERTIFICATE


     This LANDLORD CONSENT AND ESTOPPEL CERTIFICATE (the "Certificate") is delivered and made effective as of May 2, 1997 (the "Effective Date"), by TECHPARK Limited Partnership (the "Landlord").

     The Landlord is the landlord under that certain Lease Agreement dated January 6, 1989, which Lease was amended by (i) that certain First Modification to Lease dated as of December 21, 1990; (ii) that certain Second Modification to Lease dated as of December 20, 1990; and (iii) that certain Third Modification to Lease dated as of January 31, 1994 (collectively, the "Lease") with NYMA, Inc., a Maryland corporation (the "Lessee") demising premises located at approximately 2001 Aerospace Parkway, Brook Park, Ohio 44142 (which premises are referred to herein as the "Leasehold Premises"), as more described in the Lease attached hereto as EXHIBIT A.

     In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to enable the merger of NYMA Acquisition, Inc., a Delaware corporation with and into NYMA, Inc. (the "Merger"), with NYMA, Inc. as the surviving corporation (the "Surviving Corporation") as contemplated by that certain Agreement and Plan of Merger dated April 9, 1997, by and among Azmat All, Peter Belford, Arthur Verbin, Peter Belford as holder representative, NYMA, Inc. and NYMA Acquisition, Inc. (the "Agreement"), the undersigned hereby acknowledges and agrees as follows:

     WHEREAS, Lessee desires to assign its rights and obligations under the Lease to the Surviving Corporation in connection with the Merger.

     NOW THEREFORE, Lessor certifies as follows:

          1. A complete and correct copy of the Lease is now in full force and effect with or without modifications as attached hereto as EXHIBIT A.

          2.   The current term of the Lease will expire on December 31, 1998.

          3. Lessee is obligated to pay Lessor annual lease payments of $1,703,205.48 under the Lease, payable in equal monthly installments of $141,933.79 each. Lessee is current with the payment of all monetary obligations under the Lease.

          4. Notwithstanding consummation of the Agreement, the Lease will continue in full force and effect without further action of any of the parties thereto with the Surviving Corporation entitled to all the rights of tenant thereunder.

          5. The Lease constitutes the entire agreement between Landlord and the Lessee thereunder with respect to the Leasehold Premises, and, except as indicated on an attachment hereto, the Lease has not been supplemented, amended, modified, canceled or terminated and remains in full force and effect. Attached hereto is a true and correct copy of the Lease and all supplements, amendments and modifications thereto.

                                  1 of 2

          6. No default or event of default by the Lessee exists under the Lease nor to the Landlord's actual knowledge does any fact or circumstance exist which, with notice or the passage of time, or both, would constitute such a default or event of default.

          7. To the Landlord's actual knowledge there is no condemnation proceeding pending, or threatened against the Leasehold Premises.

          8. All equipment owned by Tenant presently located on the Leasehold Premises or which may hereafter be located thereon (the "Equipment") shall be and remain personal property and not fixtures or part of the realty or an appurtenance thereto; and Landlord hereby agrees to subordinate to any lender providing financing for such Equipment and Personal Property any and all liens and to such Equipment (machinery, tools, parts, trade fixtures, office equipment and supplies, and all motor vehicles) and all other inventory, goods and other personal property owned by Tenant presently located on the Leasehold Premises or which may hereafter be located thereon (the "Personal Property") that Landlord may have or in the future may have, however these liens may arise, whether through a levy for rent or otherwise. This subordination shall not prevent Landlord from exercising any right and remedy against Tenant to which Landlord is entitled, as long as Landlord recognizes such a lender's prior right to the Equipment and Personal Property.

          9. The person or persons executing this instrument on behalf of Landlord have all necessary power and authority to execute and deliver this instrument on behalf of Landlord and, in so doing, to bind Landlord in accordance with the terms and provisions hereof.

     IN WITNESS WHEREOF, Landlord has caused this instrument to be executed and its seal placed hereon this 2nd day of May, 1997.


                              TECHPARK Limited Partnership


                              By:  /s/ Kerry Chelm
                                 ---------------------------------------------
                              Title:       President
                                    ------------------------------------------

                                  2 of 2

                        THIRD MODIFICATION TO LEASE


     THIS THIRD MODIFICATION TO LEASE (this "Modification"), dated as of the 31st day of January, 1994, is entered into by and between TECHPARK LIMITED PARTNERSHIP, an Ohio limited partnership (the "Landlord") and NYMA, INC., a Maryland corporation (the "Tenant").


                                  RECITALS:


          1. Landlord and Sverdrup Technology, Inc. ("Sverdrup") entered into that certain Lease dated as of January 6, 1989, for the lease of property and improvements known as 2001 Aerospace Parkway, Brook Park, Ohio (the "Premises"), which Lease was amended by that certain First Modification to Lease dated as of December 21, 1990 and that certain Second Modification to Lease dated as of December 20, 1990 (the Lease and foregoing modifications are hereinafter collectively referred to as the "Lease");

          2. Tenant assumed Sverdrup's interest in the Lease pursuant to the terms of that certain Assignment and Assumption of Lease dated as of January 31, 1994 (the "Assignment"); and

          3. The parties hereto desire to further modify the terms of the Lease in accordance with the terms of this Modification;

          In consideration of the mutual promises contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged and agreed upon, Landlord and Tenant hereby agree as follows:

     1. Section 3.1 of the Lease shall be amended to provide that December 31, 1998 shall be the termination date.

     2. Section 4.1 of the Lease shall be deleted and the following substituted therefore:

          "4.1 Tenant shall pay during the term of this Lease Annual Base Rent as follows:


 TERM                                               ANNUAL         MONTHLY
                                                  BASE RENT       BASE RENT

 (a) January 1, 1994 - October 14, 1994:        $1,318,237.20     $109,853.10

 (b) October 15, 1994 - December 31, 1995:      $1,381,010.40     $115,084.20

 (c) January 1, 1996 - December 31, 1996:       $1,443,783.60     $120,315.30
 (d) January 1, 1997 - December 31, 1997:       $1,515,524.40     $126,293.70

 (e) January 1, 1998 - December 31, 1998:       $1,578,297.60     $131,524.80

The monthly installment of rent shall be payable in advance on the first day of each calendar month during the term of this Lease. The amount of Annual Base Rent is subject to adjustment from time to time as set forth in Article 4.4."

     3.   The following shall be added to the Lease as Article 36 as follows:

     In the event the Federal Government or any of its instrumentalities (the "Government"), including the National Aeronautics and Space Administration, terminates its contract (number 0353-94-3-20, subcontract number NAS3-27186) (the "Contract") with the Tenant, then Tenant shall have the right to cancel and terminate this Lease on December 31st of the year of the receipt of the termination notice ("Termination Notice") from the Government (such date being hereinafter referred to as the "Lease Termination Date") by giving notice to Landlord of such termination by the Government within fourteen (14) days of receipt by Tenant of the Termination Notice from the Government, together with a copy of the Termination Notice.

     In the event such notice of termination from Tenant is received by Landlord less than six (6) months prior to the Lease Termination Date, Tenant shall continue to pay Landlord for a period of time beyond the Lease Termination Date the same monthly base rent Tenant was paying to Landlord at the Lease Termination Date, so as to provide Landlord with a total of six (6) months of rent after receipt of Tenant's notice of termination of this Lease necessitated by the Termination Notice received by Tenant from the Government. That portion of said six (6) months of rent to be paid after the Lease Termination Date shall be hereinafter referred to as "Additional Rent".

     In the event Tenant terminates this Lease as a result of the termination of the Contract by the Government (but not as a result of the election of the Government not to exercise its option to extend the Contract), then, in addition to any payments of Additional Rent required to be paid by Tenant, Tenant shall pay to Landlord a cancellation fee ("Cancellation Fee"), as shown in the following schedule, payable in monthly installments equal to the Monthly Base Rent that corresponds to the year in which the Lease is cancelled:

           LEASE CANCELLED DURING:             MONTHLY    CANCELLATION        TOTAL
                                              BASE RENT        FEE        CANCELLATION
                                                                               FEE
 (a) January 1, 1994 - October 14, 1994      $109,853.10    N/A             N/A

 (b) October 15, 1994 - December 31, 1995    $115,084.20    3 months        $345,252.60

 (c) January 1, 1996 - December 31, 1996     $120,315.30    2 months        $240,630.40
 (d) January 1, 1997 - December 31, 1997     $126,293.70    1 1/2 months    $189,440.55

 (e) January 1, 1998 - December 31, 1998     $131,524.80    N/A             N/A

In the event the Landlord re-leases the building to another tenant prior to the expiration of the period of time for which the Tenant is required to pay the Additional Rent and/or Cancellation Fee, any remaining unpaid balance of the Additional Rent and/or Cancellation Fee shall be due and payable forthwith by Tenant upon receipt of notice from the Landlord of Landlord's having re-leased the building to another tenant.

     So long as the Government has not terminated the Contract, and the Government has not exercised its option to extend the term of the Contract for a succeeding year, then for each of the months of October, November and December of 1995, 1996 and 1997, Tenant shall pay to Landlord (in addition to the rent required to be paid by Tenant to Landlord in accordance with the terms of this Lease) an amount equal to the rent that was paid or required to be paid during the month of September of 1995, 1996 and 1997, respectively, as the case may be, as a security payment ("Security Payment(s)").

     In the event the Government exercises its option to extend the Contract for a succeeding year, the requirement for Security Payment(s) shall cease for the months of October, November and December of the year in which such option is exercised, and if the Tenant has paid any Security Payment(s) as required in the preceding paragraph, then Tenant shall pay as rent for the first three (3) months after the exercise of the option to extend the Contract by the Government, the amount of rent required to be paid as set forth in Section 4.1 above, less a credit equal to the amount of the Security Payment(s), if any, paid in the preceding months of that year. Once the Tenant has received credit for the Security Payment(s) in the manner and under the circumstances set forth in this Paragraph, Tenant shall continue to pay the amount of rent required to be paid as set forth in Section 4.1 above.

     In the event the Government fails to exercise its option to renew the Contract for an additional year, this Lease shall be terminated on the last day of the term of the Contract, and Landlord shall not be required to return any Security Payment(s) made by Tenant.

     4.   Article 10 of the Lease shall be amended by deleting the words:
"reasonable wear and tear", appearing in the penultimate and last line of this Article and substituting the following in place thereof: "damages by reasonable wear and tear and unavoidable casualty."

     5.   Article 15 of the Lease shall be amended by adding the following
Section 15.5:

          " 15.5    During the term of this Lease, Landlord shall maintain
          special form insurance, written at replacement cost value and with replacement cost endorsement, covering the Building and Landlord's interest in the Premises."

     6. Upon execution of this agreement, Landlord will proceed at its costs to make the improvements as shown on EXHIBIT "A" attached hereto.

     7. Except as herein provided, all of the terms, covenants and conditions of the Lease are hereby ratified and shall continue in full force and effect and be binding upon the Landlord and Tenant, and their successors and assigns.

     IN WITNESS WHEREOF, this Third Modification to Lease has been executed and delivered as of the date set forth hereinabove.

Signed and acknowledged            "LANDLORD"
in the presence of the
following witnesses:               TECHPARK LIMITED PARTNERSHIP,
                                   an Ohio limited partnership

                                   By:
  /s/ Nancy Cook                   TECHPARK DEVELOPMENT COMPANY,
-------------------------          an Ohio general partnership, its General
Witness                            Partner
Print name:    Nancy Cook
           ---------------         By:
                                   IJC TECHPARK CORPORATION
                                   an Ohio corporation, a general partner

  /s/ Patricia A. Schriner         By:  /s/ Kerry Chelm
--------------------------             -------------------------------------
Witness
Print name:  Patricia A. Schriner  Its:  Pres.
             -------------------         -----------------------------------



                                   "TENANT"

                                   NYMA, INC.
                                   a Maryland corporation

  /s/ Pamela Thompson
----------------------------
Witness                            By:  /s/ Peter C. Belford
Print name: Pamela Thompson             ------------------------------------
            -----------------           Its:  President
                                              ------------------------------
  /s/ Michael W. Polk
-----------------------------
Witness
Print name: Michael W. Polk
            -----------------
                                     4

STATE OF OHIO       )
                    )    ss.
COUNTY OF CUYAHOGA  )

          BEFORE ME, a Notary Public in and for said County and State, personally appeared TECHPARK LIMITED PARTNERSHIP, an Ohio limited partnership, by TechPark Development Company, an Ohio general partnership, its General Partner, by IJC TechPark Corporation, an Ohio corporation, a general partner, by KERRY CHELM its PRESIDENT, who acknowledges that he did sign the foregoing instrument and that the same is the free act and deed of said Corporation and Partnerships and the free act and deed of him personally and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at SOLON, Ohio this 5TH day of AUGUST, 1996.


                          /s/ Patricia A. Schriner
                          -------------------------
                          Notary Public

                                   PATRICIA A. SCHRINER
                              Notary Public, State of Ohio, Cuy. Cty.
                              My Commission Expires Dec. 21, 2000


STATE OF MARYLAND   )
                    )    ss.
COUNTY OF HOWARD    )

          BEFORE ME, a Notary Public in and for said County and State, personally appeared NYMA, Inc., a Maryland corporation, by PETER C. BELFORD,
its   President  , who acknowledges that he did sign the foregoing instrument and that the same is the free act and deed of said Corporation and the free act and deed of him personally and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at GREENBELT, MD this 20TH day of MAY, 1996.


                          /s/ Pamela Thompson
                         ----------------------
                         Notary Public

                         My Commission Expires:    1/10/99
                                                 ------------

                                   EXHIBIT "A"




                                 THE WORK LETTER



The Landlord will provide the following:


     A finish-out allowance of Fifty Thousand Dollars ($50,000.00) to be used to complete the Demised Premises as per mutually acceptable drawings to be prepared.

                          SECOND MODIFICATION TO LEASE



          THIS SECOND MODIFICATION TO LEASE made as of the twentieth (20) day of December, 1990, by and between TECHPARK LIMITED PARTNERSHIP, an Ohio Limited Partnership having offices c/o IJC Techpark, Inc., 3100 Aurora Road, Solon, Ohio 44139 (hereinafter referred to "Landlord") and SVERDRUP TECHNOLOGY, INC. having an address at 2001 Aerospace Park, Brook Park, Ohio 44142 (hereinafter referred to as the "Tenant").

          WHEREAS, Landlord and Tenant have entered into a certain lease dated January 6, 1989 (the "Lease") for certain premises (the "Demised Premises") as more particularly described in Exhibit A to the Lease; and,

          WHEREAS, pursuant to the Lease, Tenant was permitted an allowance for Tenant improvements of $1,793,520.00 ($20.00 x 89,676 square feet) and said allowance was incorporated into the Annual Base Rent provided in Article 4 of the Lease; and

          WHEREAS, Tenant has requested that Landlord install certain Tenant Improvements the cost of which exceeds the allowance for said Tenant Improvements which is incorporated in the Annual Base Rent provided for in
Article 4 of the Lease by $417,861.00 (the "Excess"); and

          WHEREAS, Tenant has requested Tenant Improvements pursuant to
Article 5.4 of the Lease beyond those items specified in the Work Letter attached to the Lease as Exhibit B; and

          WHEREAS, Landlord and Tenant wish to modify the terms of the Lease to Increase the monthly rental payment of Annual Base Rent payable from Tenant to Landlord pursuant to Article 4 of the Lease to account for the Extra Work.

          NOW THEREFORE, in consideration of the mutual covenants and promises of the parties, the receipt adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


1.   ADDITIONAL ANNUAL BASE RENT
          In addition to the monthly payment of the Annual Base Rent provided for in Article 4 of the Lease, Tenant shall pay Landlord a monthly payment equal to the excess amortized over a four (4) year period deemed to have commenced on October 1, 1990 and ending on October 14, 1994. Tenant shall pay Landlord the sum of all monthly payments due pursuant to the preceding sentence for the months preceding the date of execution hereof within sixty (60) days from event date hereof. All future monthly payments for Extra Work shall be payable simultaneously with the amount of the monthly installment as provided in Article 4 of the Lease and subject to the terms thereof.

          The amount of the monthly payments provided for in this section shall be in accordance with the following schedule:

                                         Amount
                                       -----------
    Payment Due Within 60 Days         $ 47,369.24
    For Prior Months

          Additional Payment Due For         $ 11,842.31
          Remaining Lease Term until 10/14/94

2.   MODIFIED TOTAL MONTHLY RENTAL
          Landlord and Tenant agree and understand the payment for Extra Work as provided for herein shall apply exclusively to the Excess as defined herein.
          The parties agree and understand that no other past or future expenditures for Extra Work shall be paid for in the manner provided for in this Second Modification To Lease unless so provided in a separate written instrument.

3.   LEASE TO GOVERN
          The rights, duties and obligations of parties hereto as expressed herein, except as modified by execution of this Agreement, shall continue to be governed by the terms of the Lease and, accordingly the Lease is incorporated by reference herein.

WITNESSES:                    LANDLORD:
-----------                   ----------
                              TECHPARK LIMITED PARTNERSHIP,
                              an Ohio Limited Partnership

                         By:  TECHPARK DEVELOPMENT COMPANY,
                              an Ohio General Partnership,
                              its General Partner

                         By:  IJC TECHPARK, INC.
                              an Ohio Corporation,
                                its General Partner



  /s/                         By:  /s/ Kerry Chelm
-------------------              ---------------------------------------
                                 Kerry Chelm, Vice President


                                   TENANT:
                                   --------
                                   SVERDRUP TECHNOLOGY, INC.


 /s/                          By:   /s/ Stuart L. Petrie
----------------------           ---------------------------------------
                                 Dr. Stuart L. Petrie, Vice President

                           FIRST MODIFICATION TO LEASE




          THIS FIRST MODIFICATION TO LEASE made as of the twenty-first (21) day of December, 1990 and between TECHPARK LIMITED PARTNERSHIP, an Ohio limited partnership having offices c/o IJC Techpark, Inc., 3100 Aurora Road, Solon, Ohio 44139 (hereinafter referred to as "Landlord") and SVERDRUP TECHNOLOGY, INC. having an address at 2001 Aerospace Parkway (hereinafter referred to as the "Tenant").


          WHEREAS, Landlord and Tenant entered into a certain Lease (the "Lease") dated January 6, 1989 regarding certain premises (the "Demised Premises") which are more particularly described in the Lease, and


          WHEREAS, Landlord and Tenant wish to amend said Lease such that the Demised Premises pursuant to the Lease include only that property and legal description of which is set forth in Exhibit A which is attached hereto and incorporated by reference herein, and


          WHEREAS, Landlord is the owner of a certain premises as more particularly described in Exhibit B which is attached hereto and incorporated by reference herein (the "Contiguous Premises") upon a portion of which currently exists a certain parking facility (the "Parking Facility") for Tenant's nonexclusive use as is outlined in red ink upon Exhibit C which is attached hereto and incorporated by reference herein, and


          WHEREAS, Tenant recognized that the Demised Premises compose a portion of the Aerospace Technology Park which is designed primarily for the benefit of tenants servicing the Lewis Research Center (hereinafter "LeRC") of the National Aeronautics and Space Administration (hereinafter "N.A.S.A.") and that LeRC of N.A.S.A. requires a centralized communication system be installed as part of the Aerospace Technology Park, and


          WHEREAS, Landlord and Tenant now wish to modify the terms of the Lease to express their agreement with respect to the Parking Facilities and arrange for the installation of a centralized communication system in Aerospace Technology Park, and to amend the legal description of the Demised Premises.


          NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


          SECTION 1. Landlord and Tenant agree that the Lease is hereby amended such that the Demised Premises shall mean that property particularly described in Exhibit A of this First Modification of Lease which is attached hereto and incorporated by reference herein.

          SECTION 2. Subject to the limitations and for the period set forth in this Article, Landlord hereby grants to Tenant as part of the Demised
Premises: (1) the non-exclusive right to use the Parking Facility; and (2) a non-exclusive easement of ingress and egress upon the Parking Facility for the sole purpose of parking for Tenant's employees and visitors.


          In addition, Tenant agrees to take reasonable efforts to remove snow and ice from the Parking Facility and shall indemnify Landlord from all claims arising out of Tenant's failure to remove ice and snow or negligent removal of ice and snow.


          In no event shall the granting of said easement interfere with Landlord's right to enter said property for any reason. Moreover, Landlord retains the right to terminate said easement for any reason provided that Landlord first provides parking facilities reasonably equivalent to the Parking Facility, subject to Tenant's approval not to be unreasonably withheld.


          SECTION 3. After one (1) day notice to Tenant, Landlord or his agents shall have the right to enter or permit such other persons to enter the Demised Premises during all reasonable hours for the purpose of installing, maintaining, repairing, monitoring and/or operating a communication system on behalf of the LeRC of N.A.S.A., exclusive of general telephone systems provided by commercial telephone companies (e.g., The Ohio Bell Telephone Company). Tenant hereby grants to Landlord and its agents and employees an irrevocable license and easement to enter the Demised Premises consistent with the purposes herein stated however, subject to the limitations set forth in paragraph 12.3 of the Lease. Upon completion of the installation, maintenance, repair, monitoring and/or operation of the communication system described herein, Landlord shall repair and restore the Demised Premises to substantially the same form as prior to such acts.


          Tenant agrees and understands that said communication system is to be used for the non-exclusive, general purpose of providing communication services, exclusive of general telephone services provided by commercial telephone companies (e.g., Ohio Bell Telephone), throughout the area known as the Aerospace Technology Park in Brook Park, Ohio, within which Tenant's Building is located.


          IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and date first above written.

WITNESSES:                    LANDLORD:
----------                    ---------
                              TECHPARK LIMITED PARTNERSHIP,
                              an Ohio limited partnership

                         By:  TECHPARK DEVELOPMENT COMPANY,
                              an Ohio General Partnership,
                              its General Partner

                         By:  IJC TECHPARK, INC.,
                              an Ohio Corporation,
                              its General Partner



  /s/                         By:   /s/ Kerry Chelm
--------------------                -----------------------------
                              Kerry Chelm, Vice President


                                   TENANT:
                                   -------
                                   SVERDRUP TECHNOLOGY, INC.


 /s/                     By:   /s/ Stuart L. Petrie
-------------------            ------------------------------------
                              Dr. Stuart L. Petrie, Vice President

                                      LEASE


          THIS INDENTURE OF LEASE made this 6TH day of JANUARY, 1989, by and between TECHPARK LIMITED PARTNERSHIP, an Ohio limited partnership having offices c/o Flagship Properties, Inc., Four Commerce Park Square, Beachwood, Ohio 44122 (hereinafter referred to as the "Landlord") and SVERDRUP TECHNOLOGY, INC. having an address at 16530 Commerce Ct., Middleburg Heights, Ohio 44130 (hereinafter referred to as the "Tenant").

                                   WITNESSETH:

                                    ARTICLE 1
                                DEMISED PREMISES


          Landlord does hereby lease to Tenant, and Tenant does hereby hire and lease from Landlord, upon and subject to the terms, covenants and conditions herein set forth, that certain premises consisting in the aggregate of approximately 89,676 square feet of leasable space (sometimes hereinafter referred to as the "floor space"), as shown on the plan or plans annexed hereto as Exhibit "A-l" in the building (the "Building") located on that certain parcel of land described in Exhibit "A-2" attached hereto in Brook Park, Ohio, together with the parking areas, landscaping, driveways, loading areas, etc., which land, Building and appurtenances are more particularly described on Exhibit "A-l," (hereinafter called the "Demised Premises"). The floor space comprises 100% of the leasable space in the Building.

                                    ARTICLE 2
                                       USE


          The Tenant shall use and occupy the Demised Premises for the following purposes: general and administrative offices, instrument laboratories and other lawful purposes necessary or incidental to the conduct of Tenant's present business and for no other purpose.


                                    ARTICLE 3
                              TERM: OPTION TO RENEW

          3.1 The term for which the Demised Premises are hereby leased shall commence on the Commencement Date, as herein defined, and shall terminate on October 15, 1994, subject to earlier termination or extension as hereinafter provided. The parties estimate that the Commencement Date will be October 15, 1989. After the Commencement Date the Landlord and the Tenant shall enter into an agreement specifying the Commencement Date hereof.

          3.2 The "Commencement Date" shall be the latter of (i) the date the Tenant fully occupies and uses the Demised Premises if Tenant has been prevented from taking occupancy thereof on or about the Date of Substantial Completion because of Landlord's delay in completing the

Landlord's work by October 15, 1989 and (ii) the date upon which the Landlord shall have substantially completed all of Landlord's Work (as hereinafter defined) in connection with the construction of the Demised Premises. The construction of the Demised Premises shall be deemed substantially completed when (a) the Tenant would be able to use and occupy the Demised Premises to reasonably conduct its ordinary business operations (exclusive of the Tenant's installation of its own machinery, equipment and trade fixtures) without undue interference therewith by Landlord, (b) the Landlord shall have received from its architects or engineers a certificate of substantial completion or final completion, and (c) the appropriate governmental agencies shall have issued any necessary occupancy certificates or permits relating to Landlord's Work, but exclusive of permits required for Tenant's specialized use of the Demised Premises. Landlord shall give Tenant as much advance notice of the date when the certificate(s) of occupancy will be issued.

          3.3 Tenant's inability or failure to take possession of the Demised Premises when delivered by Landlord upon substantial completion shall not delay the Commencement Date or Tenant's obligation to pay rent or additional rent, or comply with any of its other obligations hereunder.

          3.4 Tenant is hereby granted an option to extend the term of this Lease for one (1) additional term commencing October 16, 1994 and ending March 21, 1998, provided that: (a) Tenant shall notify Landlord, in writing, no less than one hundred eighty (180) days prior to the commencement of any such renewal term, of Tenant's intention to exercise such option; and (b) Tenant at the time of notice of renewal as well as the commencement date of the renewal term has fully complied with the terms and conditions of this Lease. The terms and conditions of the renewal term shall be the same as the terms and conditions of the initial term of this Lease excepting for the following modifications:

     (i) The Tenant shall have no further right of renewal after the expiration of the last renewal term; and

     (ii) The Annual Base Rent payable during the renewal term shall be as stated in Article 4.1, subject to adjustment as provided in Article 4.4.


                                    ARTICLE 4
                                  RENT PAYMENTS


          4.1 Tenant shall pay during the initial and renewal terms of this Lease Annual Base Rent as follows:

                            Annual Base Rent    Monthly Installment
                            ----------------    -------------------
From the Commencement Date
     until Oct. 15, 1994      $1,318,237               $109,853
From Oct. 16, 1994 to
     March 21, 1998            1,682,322                140,193

          The monthly installment of rent shall be payable in advance on the first day of each calendar month during the term of this Lease. The amount of Annual Base Rent is subject to adjustment from time to time as set forth in
Article 4.4.

          4.2 If the Commencement Date shall not be the first day of a calendar month, then the rent for the month in which the Commencement Date shall occur shall be prorated on a daily basis and shall be paid on the Commencement Date. Rent for any month during which two rates of Annual Base Rent apply shall be prorated upon a daily basis for each applicable rate of rent. The monthly installment of rent for any partial month shall likewise be prorated on a daily basis.

          4.3 DEFINITIONS. As used in this Lease, the following terms shall have the following respective meanings:

               a. "Annual Base Rent" - The annual rent to be paid by Tenant to Landlord pursuant to the provisions of Article 4.1.

               b. "Adjusted Annual Rent" - The Annual Base Rent as hereinafter adjusted in accordance with the provisions hereof, but in no event less than the Annual Base Rent.

               c. "Base Year" - The full calendar year commencing January 1, 1989, and ending December 31, 1989. If in the Base Year the Demised Premises are not fully occupied or substantially completed during the entire year, then the amount of Operating Expenses and Taxes the Base Year shall be corrected to reflect Operating Expenses and Taxes for a fully occupied Demised Premises, for the entire year, by projecting the actual operating expenses and taxes to cover the periods when there is less than full occupancy or a substantially completed Demised Premises.

               d. "Comparison Year" - The first full calendar year following the Base Year and each subsequent full calendar year, or fraction thereof at the termination of this Lease, during which this Lease shall continue in effect.

               e. "Operating Expense" - Those expenses incurred by Landlord during the year, whether the Base Year or a Comparison Year, in respect of the operation and maintenance of the Demised Premises by Landlord in accordance with generally accepted principles of sound management and accounting practices as applied to the operation and maintenance of first-class office buildings, including without limitation thereof, cost of cleaning, insurance, materials and supplies, labor, utilities, heat, air-conditioning, repairs and maintenance and expenses for elevator maintenance, window washing, management, rubbish removal and other services but shall not include:

                    (1) cost of any capital improvement made after the completion of the Building, unless such capital improvement shall constitute a substantial labor or cost saving device or operation in which case Operating Expenses in each year shall continue to include the expenses which would have been made;

                    (2) expenses for painting, redecorating, or other work performed for other tenants in the Building other than painting, redecorating and other work which is standard for the Building;

                    (3) expenses for repairs and other work occasioned by fire, windstorm or other insurable casualty to the extent covered by insurance;

                    (4) expenses incurred in leasing or procuring new tenants including lease commissions, advertising expense and expenses of renovating space for new tenants;

                    (5) legal expenses incurred in enforcing the terms of any lease;

                    (6)  interest or amortization payment of any mortgages;

                    (7) wages, salaries or other compensation paid to any employees above the grade of building superintendent.

               f. "Taxes" - The taxes and assessments, special or otherwise and sewer charges, if any, including expenses incurred in connection with disputing or contesting the amount thereof, levied or assessed for the year in question, whether the Base Year or Comparison Year, or a partial year, upon or with respect to the Building and the land upon which it is located, by Federal, State or local government. Tenant shall be solely responsible for the payment of personal property taxes assessed against Tenant's personal property. Should any governmental authority having jurisdiction impose a tax and/or assessment (other than an income or franchise tax) upon or against the rentals payable hereunder or on the privilege of renting, leasing or letting real property, either by way of substitution for the taxes and assessments levied or assessed against such land and such buildings, or in addition thereto, such tax and/or assessment shall be deemed to constitute a tax and/or assessment against such land and improvements for the purposes of this Article 4.3f.

               g. Landlord shall with reasonable promptness after the expiration of the Base Year furnish the Tenant with copies of the actual real estate tax bills along with a statement in writing, signed by the Landlord, setting forth in reasonable detail the actual and adjusted expenses for the Base Year and at the expiration of each Comparison Year furnish the Tenant with a comparative statement setting forth in reasonable detail the expenses for the Comparison Year and the amount of increase payable by Tenant to Landlord based thereon or the amount of decrease to be credited against Tenant's rent. Tenant shall pay to Landlord within thirty (30) days after receipt of such statement the amount due or Landlord shall credit Tenant's rent account with the amount of decrease.

          4.4 RENT ADJUSTMENT. The Annual Base Rent shall be adjusted for each Comparison Year by Tenant's Share of the net aggregate increase, or decrease, if any, in the amount of Taxes and Operating Expenses for the Comparison Year over or under those for the Base Year, as adjusted, but shall not in any event be less than the amount stipulated in Article 4.1. The Adjusted Annual Rent for any Comparison Year shall serve as the basis for an estimate of the Adjusted Annual Rent to become due for the next succeeding Comparison Year until the computation for that Comparison Year is made. All monthly installments of rent coming due after an Adjusted Annual Rent has been established shall be adjusted to the extent necessary to pay an estimated Adjusted Annual Rent for the previous Comparison Year in equal monthly installments on such basis. The increase reflected in Adjusted Annual Rent for the last Comparison Year shall be paid by Tenant in a lump sum promptly upon presentation by Landlord to Tenant of a statement of said adjustment.

          Landlord shall keep and make available to Tenant for a period of ninety (90) days after each statement for rental payments are rendered to Tenant, records in reasonable detail of Taxes and Operating Expenses for the period covered by such statement or statements and shall permit Tenant and the representatives of Tenant to examine and audit such statements at any reasonable time during business hours. If Tenant shall dispute any item or items included by Landlord in determining Taxes or Operating Expenses for the Base Year or any Comparison Year, and such dispute is not amicably settled between Landlord and Tenant within thirty (30) days after any statement for adjusted Annual Rent has been rendered or after the date for settling the rent payable for any Comparison Year, either party may, during the twenty (20) days next following the expiration of said thirty (30) day period, notify the other of its election to arbitrate said dispute and may then refer such disputed item or items to a reputable firm of certified public accountants selected by Landlord for decision and the decision of such firm shall be conclusive and binding upon Landlord and Tenant. The expense involved in such determination shall be borne by the party against whom a decision is rendered by said accountants, provided that if more than one item is disputed and the decision shall be in part against each party, the expenses shall be fairly apportioned by said accountants. Pending a decision, Tenant shall pay on the basis of Adjusted Annual Rent subject to a proper adjustment upon rendition of the decision. If Tenant shall not dispute any item or items of any such statement within sixty (60) days after such statement has been rendered, Tenant shall be deemed to have approved such statement.

          4.5 In addition to the amounts set forth in Articles 4.1 and 4.4, Tenant shall pay the actual charges for electrical services for the Demised Premises, as well as all other utility charges, at the rates charged by the public utility company or entity providing such service.

          4.6 All increases in Operating Expenses and Taxes, charges and costs which the Tenant is required to pay pursuant to this Lease, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all damages, costs and expenses which the Landlord may incur by reason of any default of the Tenant or failure on the Tenant's part to comply with the terms of this Lease, shall be deemed to be additional rent and, in the event of nonpayment by Tenant, the Landlord shall have all the rights and remedies with respect thereto as the Landlord has for the nonpayment of Base Rent.

          4.7 In addition to any other remedies provided for herein, in the event that any installment of Base Rent, Adjusted Annual Rent, additional rent, or any other charges under this Lease shall be overdue for a period of ten (10) or more days after delivery to Tenant of written notice of such non-payment, a "late charge" of 1.5 cents for each dollar so overdue may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy the Landlord may have under the circumstances and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ on any rental default hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of the Landlord, be added to and become part of the succeeding rental payment to be made hereunder.

                                    ARTICLE 5
                       PREPARATION FOR OCCUPANCY AND DELAY


          5.1 The Landlord agrees to construct (herein called the "Landlord's Work") the floor space substantially in accordance with the plans and specifications shown on Exhibit "B" attached hereto (herein called the "Work Letter"). Said plans and specifications shall be prepared by Landlord and Tenant shall give final approval thereof or submit proposed changes thereto within thirty (30) days of receipt thereof so that Landlord may commence construction thereof. Failure of Tenant to either approve or submit proposed changes within said thirty day period shall be deemed to be Tenant's approval of the plans and specifications as submitted by Landlord. Any proposed changes submitted by Tenant that in the aggregate would increase the cost of Landlord's Work shall be mutually agreed upon prior to commencement of construction. Exhibits "A", "A1", "A-2" and "B" shall be initialled by Landlord and Tenant and become a part hereof.

          5.2 The Landlord agrees that construction of the Demised Premises shall commence not later than February 10, 1989. Commencement of construction shall mean that, at a minimum, construction equipment is moved on the site and clearing of the site commences. If construction is not commenced by February 24, 1989, Tenant shall have the right and option, exercised in writing, delivered to Landlord not later than February 27, 1989, to terminate this Lease and be relieved of any further liability hereunder.

          5.3 The Landlord agrees that the Demised Premises shall be constructed in compliance with the most current safety requirements of city, state and federal regulations. During the period of construction and prior to the Commencement Date, the Tenant and its representatives shall have the right to inspect the Demised Premises and to request and receive of the Landlord all copies of all inspection and progress reports and certificates, if any, of the Landlord's architects, engineers or other construction supervisors.

     5.4 Any tenant improvement beyond those items specified in the Work Letter shall be constructed by or on behalf of Landlord and be paid by the Tenant ("Extra Work"). The charge for Extra Work, which shall be agreed upon between Landlord and Tenant prior to the particular item of Extra Work is undertaken and shall be paid by the Tenant upon completion by Landlord unless otherwise agreed to by the Tenant; provided, however, that if the charge for such Extra Work shall exceed $10,000 in the aggregate Tenant shall pay to Landlord 50% of the charge therefor prior to the undertaking of such Extra Work if requested by Landlord. Any Extra Work performed by Landlord shall be done only if Tenant has submitted a request for such work to Landlord in writing; and any such written request shall be deemed Tenant's authorization to be liable for the cost of the Extra Work, but only after Tenant and Landlord have agreed in writing to the cost therefor. Tenant shall have the right to review all estimates for Extra Work prior to authorization of such work. Tenant shall also have the right to contract with third parties for such Extra Work if Landlord and Tenant are unable to agree as aforesaid. Additionally, any Extra Work performed at the request of Tenant which increases the cost of any work Landlord is performing under the Work Letter shall be borne by Tenant.

          5.5 If the Landlord is prevented from complying with its obligations set forth in this paragraph or any other paragraph of this Lease, because of delays (whether affecting Landlord or its contractors or subcontractors) caused by or due to actual administrative proceedings or litigation which interfere with Landlord's ability to complete construction, delay in obtaining approval of construction plans, building permits or certificates of occupancy, strikes or other labor troubles, riots, fire, Acts of God, governmental intervention or regulations, inability to obtain materials, unusually severe weather, or any other matters which are not within the reasonable control of the Landlord (hereinafter referred to as "Excusable Delay"), the date of occupancy, if adversely affected by an Excusable Delay, shall be extended.

          5.6 The Landlord agrees that the construction of the Demised Premises shall progress and be completed in accordance with the following time schedule, subject only to Excusable Delays:

               a. By September 1, 1989, the Demised Premises shall be sufficiently completed, including the floors, exterior walls and roof to permit the Tenant to securely store machinery, equipment and trade fixtures in the unfinished portions of the lower level of the Demised Premises.

               b. By October 15, 1989, the Demised Premises shall be substantially completed and a certificate(s) of occupancy issued therefor by the City of Brook Park and any other governmental entity having jurisdiction thereof ("Date of Substantial Completion").

               c. By December 31, 1989, the Demised Premises shall be finally completed, including all punch list items.

          lt is understood and agreed that time is of the essence with respect to the foregoing time schedule and that Tenant will suffer substantial damages if it is unable to fully occupy and use the Demised Premises by the Date of Substantial Completion by reason of Landlord's failure to substantially complete the Landlord's Work as aforesaid. Landlord agrees to pay Tenant as its damages its costs incurred by reason of its not being able to fully occupy the Demised Premises, including, but not limited to, holdover rent, cancellation charges and overtime, but not to exceed $3,500.00 per day for each day after the Date of Substantial Completion that Tenant is unable to take possession of the Demised Premises; Landlord agrees to pay the claimed amount to Tenant upon receipt of reasonable evidence of the expenditure. If the applicable certificate(s) of occupancy for the Demises Premises which Landlord is obligated to obtain has
(have) not been issued by December 10, 1989 (subject to Excusable Delays), Tenant shall have the right and option to terminate this Lease and be relieved of any further liability hereunder.

          5.7 The Landlord warrants that all Landlord's Work shall be free from defects in workmanship or materials, shall conform to the requirements of the Work Letter, and shall be fit and sufficient for the purposes expressed in or reasonably to be inferred from, this Lease. The Landlord shall, at no expense to Tenant, correct any failure to fulfill the above warranty which may appear at any time within one year (or, in the case of items as to which a longer warranty period is set forth in the Work Letter, within such longer period) after the Date of Substantial Completion. In any event, the warranty herein expressed shall not be sole and exclusive and is additional to any other warranty express or implied.

                                    ARTICLE 6
                             UTILITIES AND SERVICES


          6.1 Landlord shall provide adequate electric energy for Tenant's use in accordance with the specifications stated in Exhibit B hereto. Tenant's use of electric energy in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise servicing the Demised Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building's electric service, Tenant shall not, without Landlord's prior written consent in each instance, connect any additional fixtures, appliances or equipment to the Building's electrical distribution system other than the usual lamps, typewriters and small office machines, or make an alteration or addition to the electric system after the Commencement Date. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the charges therefor which shall be agreed upon by Tenant and Landlord in advance of such work, shall be paid by Tenant upon Landlord's demand. As a condition of granting such consent, Landlord may require Tenant to agree to an increase in the Operating Expenses to an amount which will reflect the value to Tenant of the additional service to be furnished by Landlord, i.e., the potential additional electrical energy to be made available to Tenant based upon the estimated additional capacity of such additional risers or other equipment. When the amount of such increase is so determined, the parties shall execute an agreement supplementary hereto to reflect such increase in the amount of Operation Expenses stated in this Lease, effective from the date such additional service is made available to Tenant.

          6.2 Tenant shall be responsible for the following which Landlord shall not be required to furnish Tenant:

               a. Removal of ice and snow from the walks, drives and parking facilities;

               b.   Cleaning and janitorial services;

               c.   Landscaping maintenance, including shrubbery;

               d. Cleaning and filter replacement for the HVAC system as necessary to keep the system in good working order and repair. If the HVAC units are roof mounted, Tenant agrees not to leave any debris on the roof nor to make any penetrations in the roof;

               e. Minor electrical repairs including light bulbs, switch and outlet repairs and the like;

               f. All other items of minor repair and maintenance in order to keep the Demised Premises in a clean and sightly condition.

               g. All utility charges and deposits, including but not limited to gas, electric, telephone, and sewer and water service, but excluding all installation, hookup and turn-on charges.

          6.3  Landlord shall be responsible for the following:

               a.   Maintenance and repair of all elevators;

               b. Maintenance and repair of all HVAC systems, except as specified in subparagraph 6.2 above;

               c. Repair and replacement of all exterior and structural portions of the Demised Premises, including but not limited
                    to, walkways, stairs,    paved areas, parking lots, roof and
                    foundations; and

               d. Installation, hookup and turn on charges for utility services.

          6.4 Tenant expressly agrees that Landlord shall not be liable or responsible for, nor shall there be any abatement of rent or other charges due under this Lease as a result of the failure of supply to Tenant of any of the aforesaid, or any other utility or service; provided, however, that in the event that (a) the failure of supply results from Landlord's negligence when the Building was designed and/or constructed and (b) as a result of the failure of supply, the Demised Premises become untenantable for two (2) consecutive business days, then from and after the expiration of said two (2) day period and until such failure is cured, Tenant's Base Rent and Adjusted Annual Rent shall be abated in such proportion as the square footage of the portion of the Demised
Premises which become untenantable bears to the total square footage of the Demised Premises.

                                    ARTICLE 7
                        USE AND COMPLIANCE WITH LAW, ETC.


          7.1 Tenant shall use and occupy the Demised Premises only for the purposes specified in Article 2. Tenant shall not use, permit or suffer the Demised Premises, or any part thereof, to be used for any illegal purpose.

          7.2 Tenant shall, at its expense, properly observe, comply, or cause compliance, with all laws and ordinances and the orders, rules, regulations and requirements of all federal, state, county and municipal governments, and appropriate departments, commissions, boards and offices thereof, and of the Board of Fire Underwriters and/or of any other body exercising similar functions and of all insurance companies writing policies covering the Demised Premises, or any part thereof, foreseen or unforeseen, ordinary as well as extraordinary, which relate or pertain to Tenant's use and occupancy thereof, including the conduct of Tenant's business therein and whether or not the same shall (a) involve any change of governmental policy, (b) are now in force or are hereafter passed, enacted or directed, or (c) require extraordinary repairs, alterations, equipment or additions or any work of any kind which may be applicable to, or in and about, the Demised Premises, or to changes or requirements incident thereto, including, without limitation, the fixtures and equipment thereof, or the purposes to which the Demised Premises are put, or manner of use of the Demised Premises at the commencement of or during the term of the Lease, or any renewal term hereof.

          7.3 Tenant's obligations as set forth in Article 7.2 shall include, but not be limited to, compliance with any and all laws, orders, rules, regulations and requirements relating to environmental control or protection as they relate to Tenant's use of the Demised Premises.

          7.4 Tenant specifically agrees not to discriminate in its hiring on the basis of race, color, creed, sex or national original and shall further impose all these requirements upon any potential assignee or subtenant. Tenant agrees to report to Landlord from time to time as reasonably required by Landlord concerning the number and kinds of jobs created and retained by Tenant with respect to Tenant's operation in the Demised Premises and concerning other matters as Landlord may reasonably request to evidence compliance with grants received from the County of Cuyahoga's CDBG Program.

                                    ARTICLE 8
                               DEFAULT PROVISIONS


          8.1 This Lease and the demised term are subject to the limitation that, if at any time after the date hereof, any one of the following events (herein called "event of default") shall occur, that is to say:

               a. If Tenant shall make an assignment for the benefit of its creditors; or

               b. If any petition shall be filed by or against Tenant in any court, whether or not pursuant to any statute of the United States or of any State, in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and the same is not dismissed in 60 days as respects a petition filed against the Tenant provided during such period Tenant continues to pay all rent, impositions and other charges and performs all of its obligations under this Lease; or

               c. If, in any proceeding, a receiver or trustee be appointed for all or any substantial portion of Tenant's property and the same is not dismissed in 60 days as respects any proceeding brought against Tenant provided during such period Tenant continues to pay all rent, impositions and other charges and performs all of its obligations under this Lease; or

               d. If Tenant shall assign, mortgage or encumber this Lease, or sublet the whole or any part of the Demised Premises, otherwise than as expressly permitted hereunder or as otherwise permitted by Landlord; or

               e. If Tenant shall fail to pay an installment of the Annual Base Rent or Adjusted Annual Rent set forth in Article 4 of this Lease, or any part thereof, for five (5) days after written notice thereof from Landlord to Tenant that the same is due and payable; or

               f. If Tenant shall fail to pay any other item of additional rent or any other charges required to be paid by Tenant hereunder other than as set forth in Article 4 hereof and such failure shall continue for twenty (20) days after written notice thereof from Landlord to Tenant; or

               g. If Tenant shall fail to perform any of the requirements of this Lease (not hereinbefore in this Article 8.1 specifically referred to) on the part of Tenant to be performed or observed, and such failure shall continue for 30 days after notice thereof from Landlord to Tenant; or

               h. If Tenant shall fail to keep the Demised Premises occupied to the extent necessary to maintain fire insurance coverage; or

               i. If a petition or a proceeding is filed or commenced by or against Tenant for its dissolution or liquidation (other than in connection with any merger permitted hereunder), or if its property is taken by any governmental authority in connection with a dissolution or liquidation, and if filed or commenced against Tenant the same is not dismissed within 30 days,

               Then upon the happening of any one or more of the aforementioned events of default, and the expiration of the period of time for notice and curing the same, if any, Landlord may give to Tenant a written notice (hereinafter called "Notice of Termination") of intention to end the term of this Lease at the expiration of twenty-five (25) days from the date of service of such Notice of Termination, and at the expiration of such twenty-five (25) days the term hereof, as well as all of the right, title and interest of Tenant hereunder, shall wholly cease and expire in the same manner and with the same force and effect as if the date of expiration of such twenty-five (25) day period were the date originally specified herein for the expiration of this Lease and the demised term, and Tenant shall then quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

          8.2 If this Lease shall be terminated as in the preceding Article 8.1 hereof provided, Landlord, or Landlord's agents or servants, may as and if provided by law re-enter the Demised Premises and remove therefrom Tenant, its agents, employees, servants, licensees, any subtenants and other persons, firms or corporations, and all or any of its or their property therefrom, either by summary proceedings or by suitable action or proceeding at law, without being liable to assessments or damages of any nature, and recover and enjoy the Demised Premises, together with all additions, alterations and improvements thereto, subject to the rights of Tenant under law and the rights of the National Aeronautics and Space Administration to recover its property, equipment, fixtures, etc.

          8.3 In case of any such termination by summary proceedings or otherwise, Tenant agrees that:

               a. The Annual Base Rent, Adjusted Annual Rent, additional rent, impositions and all other charges required to be paid by Tenant hereunder shall thereupon become due and be paid up to the time of such termination or dispossession, and Tenant shall also pay to Landlord all reasonable expenses which Landlord may then or thereafter incur for legal expenses, attorneys' fees, brokerage commissions and all other costs paid or incurred by Landlord for retaking and repossession of the Demised Premises (including the removal of persons and property therefrom), restoring the Demised Premises to good order and condition, and for all other reasonable costs and expenses sustained in securing a new tenant or tenants.

               b. Landlord may, at any time and from time to time, relet the Demised Premises, in whole or in part, in its own name, for a term or terms which, at Landlord's option, may be for the remainder of the then current term of this Lease, or for any longer or shorter period. Landlord undertakes to use reasonable efforts to relet the Demised Premises so as to mitigate its damages.

                c. Tenant shall be obligated to and agrees to pay to Landlord, upon demand, the Landlord shall be entitled to recover from Tenant, damages in an amount equal to the excess, if any, of all Annual Base Rent, Annual Adjusted Rent, additional rent, impositions and other charges and items as would be required hereunder to be paid by Tenant for each calendar month had this Lease and the demised term not been so terminated over the rents, if any, collected by Landlord in respect of such calendar month pursuant to any reletting. Said damages shall be payable by Tenant to Landlord in monthly installments in the same manner as Annual Base Rent hereunder, any suit or action brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding.

          Alternatively, in any case where Landlord has recovered possession of the Demised Premises by reason of Tenant's default, Landlord may at Landlord's option, and at any time thereafter, and without notice or other action by Landlord, and without prejudice to any other rights or remedies it might have hereunder at law or equity, become entitled to recover from Tenant, as damages for such breach, in addition to such other sums herein agreed to be paid by Tenant (except those described in the previous paragraph), to the date of re-entry, expiration and/or dispossession, an amount equal to the difference between the Annual Base Rent and additional rent reserved in this Lease from the date of such default to the date of expiration of the original term demised and the then fair and reasonable rental value of the Demised Premises for the same period. Said damages shall become due and payable to Landlord ninety (90) days following such breach of this Lease and without regard to whether this Lease be terminated or not, and if the Lease be terminated, without regard to the manner in which it is terminated; provided, however, that during said ninety (90) day period of time following such breach, Landlord makes good faith efforts to relet the Demised Premises on a commercially reasonable basis at a fair and reasonable rental value. In computation of such damages, the difference between any installments of rent (basic and additional) thereafter becoming due and the fair and reasonable rental value of the Demised Premises for the period for which such installment was payable shall be discounted to the date of such default at the rate of ten percent (10%) per annum.

          If any statute or rule of law governing Landlord's claim for damages shall limit the amount of such claim capable of being so proved and allowed, Landlord shall be entitled to prove and have allowed an amount equal to the maximum allowed by or under statute or rule of law.

                                    ARTICLE 9
                    CUMULATIVE REMEDIES, WAIVER, ORAL CHANGE


          9.1 Every term, condition, agreement or provision contained in this Lease shall be deemed to be also a covenant.

          9.2 The specified remedies of which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach by Tenant of any provisions of this Lease.

          9.3 The failure of Landlord to insist in any one or more cases upon the strict performance of any of the terms, covenants, conditions, provisions or agreements of this Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment for the future of any such term, covenant, condition, provision, agreement or option. Neither the payment by Tenant nor acceptance by Landlord of performance of anything required by this Lease to be performed, with the knowledge of the breach of any term, covenant, condition, provision or agreement of this Lease, shall not be deemed a waiver of any rights, and no waiver by Landlord of any term, covenant, condition, provision or agreement of this Lease shall be deemed to have been made unless expressed in writing and signed by such Landlord.

          9.4 In addition to the other remedies in this Lease provided, Landlord shall be entitled to the restraint by injunction of any violation or attempted or threatened violation, of any of the terms, covenants, conditions, provisions or agreements of this Lease.

          9.5 This Lease may not be changed orally, but only by agreement in writing signed by the party against whom enforcement of the change, modification or discharge is sought, or by its agent.

                                   ARTICLE 10
                              SURRENDER OF PREMISES


          Tenant shall, upon the expiration or termination of this Lease for any reason whatsoever, surrender to Landlord the Demised Premises, together with all alterations, (unless Landlord shall elect otherwise as hereinafter provided) and replacements thereof then on the Demised Premises, in good order, condition and repair, except for reasonable wear and tear.


                                   ARTICLE 11
                            ASSIGNMENT AND SUBLETTING

          Tenant shall neither assign this Lease, sublet the Demised Premises, nor encumber its interest in this Lease unless it first complies with this
Article 11.


          11.1 Provided that (a) Tenant is not then in default of any of the terms and conditions of this Lease, and (b) Landlord gives prior written consent to the proposed assignment or subletting, which consent shall not be unreasonably withheld, the Tenant shall be entitled to sublet the Demised Premises or any portion thereof, and further, shall be entitled to assign this Lease, but only in accordance with and subject to the provisions of this
Article 11.

          11.2 Tenant's right to make an assignment shall be conditional upon Tenant's delivery to Landlord, in recordable form, and within three (3) days after their execution of (i) a duplicate original of the assignment, and (ii) an agreement wherein the assignee assumes and agrees to keep, observe and perform all of the covenants, conditions and obligations to be kept, performed and observed under this Lease on the part of the Tenant. If the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of the terms, covenants and conditions of this Lease on the part of Tenant to be performed. Any violation of any provision of this Lease, whether by act or omission, by any subtenant or similar occupant, shall be deemed a violation of such provision by Tenant, it being the intention and meaning of the parties hereto that Tenant, shall assume and be liable to Landlord for any and all acts and omissions of any and all subtenants and similar occupants.

          11.3 If Tenant desires to assign this Lease or to sublet all or part of the Demised Premises, it shall, prior to entering into such assignment or sublease, serve notice upon Landlord of its intention to make such assignment or subletting, which notice shall set forth (i) the name and address of the proposed assignee or subtenant; (ii) the full and complete terms and condition of the assignment or subletting; (iii) in the case of subletting, the exact space to be sublet, the amount of rental to be paid by subtenant, and a statement of all of the other terms and conditions of the sublease; (iv) the nature of the proposed assignee or subtenant's business and its proposed use of the Demised Premises; (v) such information as to the proposed assignee or subtenant's financial responsibility and general reputation as Landlord may require. Landlord and Tenant acknowledge that the Tenant has not leased all or any part of the Demised Premises for the purpose of assigning or subletting in order to secure a profit. Therefore, if any assignment or sublet is at a rental rate higher than that which Tenant is obligated to pay under this Lease, the Landlord shall be entitled to any such excess upon payment by assignee or subtenant; and Tenant's right to said payment is hereby assigned to Landlord. Similarly, any fee or charge to any subtenant or assignee shall also be the property of the Landlord.

          11.4 Landlord and Tenant acknowledge that Tenant currently has a contract with The Lewis Research Center ("LeRC") of The National Aeronautics and Space Administration ("NASA") due to expire on March 21, 1993 for the supplying of services. If after said date another entity ("Successor Entity"), not an affiliate of Tenant, is awarded a replacement contract by NASA for the provision of the same or similar services, Tenant may, without the permission of the Landlord, assign this Lease to the Successor Entity or sublet a portion of the Demised Premises to said Successor Entity and be relieved of liability under this Lease (to the extent sublet or assigned) for the remainder of the term (provided the same is subsequent to March 21, 1993), Landlord acknowledging NASA's right and option under its contract with Tenant to compel Tenant to assign its interest in and to this Lease to such Successor Entity and/or the right to condition the award of such replacement contract on the assumption of this Lease by a Successor Entity. Except as specifically provided to the contrary in this Section 11.4, the conditions for an effective assignment contained in Sections 11.1, 11.2, and 11.3 shall remain in full force and effect.


                                   ARTICLE 12
                 MAINTENANCE AND REPAIRS; COVENANT AGAINST WASTE
                             AND RIGHT OF INSPECTION


          12.1 Tenant shall, throughout the demised term take good care of and maintain the Demised Premises and shall not do or suffer any waste with respect thereto. In case of the destruction of or any damage to the glass in or at the Demised Premises, or the destruction or damage of any kind whatsoever to said Demised Premises, or any part thereof or system therein caused by Tenant, Tenant's employees, guests, invitees, or agents, the Tenant shall repair said damage or replace or restore any destroyed parts of the Demised Premises, or system therein, as speedily as possible, at the Tenant's own cost and expense; provided, however, that if any such repairs shall result from the act, fault or negligence of Landlord, or anyone acting under Landlord, then it shall be the responsibility of Landlord to make the repairs at its expense. When used in this Article, the term "repairs" shall include replacements, restorations, additions, improvements, alterations and/or renewals when necessary. Prior to making any repairs, Tenant shall notify Landlord of the nature of the damage or destruction and the individuals whom Tenant shall employ to repair the damage or destruction and the provisions and conditions of Article 14 applicable to changes or alterations shall similarly apply to repairs required to be done by Tenant under this Article. Tenant shall keep and maintain at its own cost all portions of the Demised Premises in a clean and orderly condition, free of accumulation of dirt and rubbish, and Tenant shall not permit or suffer any overloading of the floors of the Demised Premises.

          12.2 Landlord shall be responsible for and shall at its sole expense make all necessary replacements to the bearing walls, foundation and roof of the Building; provided, however, that if any such replacements shall result from the act, fault or negligence of the Tenant, or anyone acting or claiming under Tenant, it shall be the responsibility of Tenant to make same at Tenant's expense. Should Landlord fail to make such repairs or replacements in a timely manner after reasonable notice to Landlord, Tenant shall have the right to make the same and to deduct the cost thereof from the rent and other charges due Landlord hereunder.

          12.3 Tenant shall permit Landlord and the authorized representatives of Landlord, upon notice which is reasonable under the circumstances, to enter the Demised Premises (except these portions of the Demised Premises which are designated "secure areas" for reasons of National Security) at all reasonable times during the usual business hours for the purpose of exhibiting, during the last year of the term, or inspecting the same and of curing any defaults on the part of Tenant in making any necessary repairs to the Demised Premises; or in the performance of any work therein that may be necessary to comply with any laws, ordinances, rules, regulations, or requirements of any public authority, or that may be necessary to prevent waste or deterioration in connection with the Demised Premises. No notice of such entry shall be necessary in case of emergency. Nothing in this Article 12.3 shall imply any duty upon the part of Landlord to do any such work or to make any alterations or repairs, additions or improvements to the Demised Premises, of any kind whatsoever except as in this Lease specifically provided. The performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord shall promptly, after Tenant shall have given Landlord notice of the necessity therefor, make all repairs required to be made by Landlord. Landlord will exercise due diligence not to interfere with Tenant's business operation, but shall not be required to employ overtime labor to avoid such interference; provided, however, Landlord will employ overtime labor, at Tenant's expense, if requested to do so by Tenant. Should any portion of the Demised Premises become untenantable so as to interfere in any material way in the conduct of Tenant's business for a period of time in excess of two (2) business days after Landlord receives notice from Tenant of such condition, there shall be abated a pro-rata portion of the Annual Base Rent and Adjusted Annual Rent until such time as the necessary repairs and replacements are made and the full Demised Premises are usable by Tenant once again.

          12.4 To the extent that there are any warranties or guaranties applicable to the Demised Premises, including the equipment and systems therein, which would be applicable to the obligations of Tenant under this Article 12, Landlord shall assign said warranties or guaranties to Tenant.

                                   ARTICLE 13
                                MECHANIC'S LIENS


          13.1 Tenant shall not suffer or permit any liens to stand against the Demised Premises or any part thereof by reason of any work, labor, services or materials done for, or supplied, or claimed to have been done for, or supplied to, Tenant or anyone holding the Demised Premises or any part thereof through or under Tenant. If such lien shall at any time be filed against the Demised Premises, Tenant shall cause the same to be discharged of record within thirty
(30) days after the date of filing
the same, by either payment, deposit, bond or commencement of legal action to challenge the validity of such lien. If Tenant shall fail to commence suit or to discharge any such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, procure the discharge of the same either by paying the amount claimed to be due by deposit in court or bonding, and/or Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with interest, costs and allowances. Any amount paid or deposited by Landlord for any of the aforesaid purposes, and all legal and other expenses of Landlord, including reasonable counsel fees, in defending any such action or in or about procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with interest thereon at the rate which Chemical Bank announces as its prime rate, from time to time, plus two (2%) percent, from the date of payment or deposit, shall become due and payable forthwith by Tenant to Landlord, or, at the option of Landlord, shall be payable by Tenant to Landlord as additional rent, as provided in Article 4 hereof.

          13.2 Nothing in this Lease shall be deemed to be, or construed in any way as constituting, the consent or request of Landlord, expressed or implied, by inference or otherwise, to any person, firm or corporation for the performance of any labor or the furnishing of any materials for any construction, rebuilding, alteration or repair of or to the Demised Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials which might in any way give rise to the right to file any lien against Landlord's interest in the Demised Premises.


                                   ARTICLE 14
                                   ALTERATIONS


          14.1 Tenant shall not make, or cause, or permit the making of any structural alterations, additions, or improvements in or to the Demised Premises, without obtaining Landlord's prior written consent thereto in each instance. By way of illustration but not limitation, Landlord shall be entitled to withholding its consent if the proposed alterations, additions or improvements (i) impair or adversely affect the structural soundness or integrity of the Demised Premises, Building, or any of the systems or equipment therein; (ii) lessen the present or future value of the Demised Premises or Building; (iii) change the type of use of the Demised Premises; (iv) increase the risk of damage or injury to the Demised Premises, the Building or the occupants of the Building; or (v) increase Landlord's insurance premiums. If Landlord shall so elect and notify Tenant at the time of Tenant's request to make such alterations, Tenant shall, at its sole cost and expense, remove any structural alterations, additions and improvements at the expiration or other termination of this Lease and repair all damage caused by such removal and restore the premises to the condition they were in prior to the installation of any such alteration, addition or improvement. Tenant shall not make or cause, or permit the making of any non-structural alterations, additions, or improvements costing $10,000 or more in each instance in or to the Demised Premises, without obtaining Landlord's prior written consent thereto in each instance, which consent shall not be unreasonably withheld. Nothing herein contained shall be construed in any way to restrict Tenant's right to make any non-structural alterations, additions or improvements within Tenant's floor space costing less than $10,000 to make in each instance or in

Tenant's own movable trade fixtures or to qualify Landlord's obligation to make structural replacements as provided in Article 12.2.

          Plans and specifications showing such proposed alterations, additions and improvements shall be submitted to Landlord for approval upon the application for its consent, if required; and if not required, prior to commencement of the work together with a reputable contractor's (which may include an electrician, carpenter, plumber, millworker and/or painter in Tenant's employ) estimate of the cost thereof.

          14.2 In making any alterations contemplated by this Article or any repairs or restoration work contemplated by other terms and conditions of this Lease, the parties shall comply with all applicable laws, regulations, ordinances and orders and shall procure all requisite permits at the expense of the party obligated to do the work. Copies of all such approvals, authorizations and permits shall be delivered to and retained by Landlord. Each party will, on written request from the other, execute any documents necessary to be signed on its part to obtain any such permit. All alterations, additions and improvements made hereunder shall be performed in a first-class, workmanlike manner. Notwithstanding the provisions of Article 6.3 hereof, Tenant shall be responsible for the maintenance of all structural and nonstructural alterations, additions and improvements made by Tenant in or to the Demised Premises.

          14.3 All alterations, changes and additions (other than within Tenant's floor space and Tenant's trade fixtures) made by Tenant shall upon termination of this Lease immediately be and become part of the realty and the sole and absolute property of Landlord and shall remain upon and be surrendered with the Demised Premises at the expiration or other termination of this Lease unless Landlord shall have elected as provided in Article 14.1 above that any such alterations, changes and additions be removed; in which event they shall be removed by Tenant and the Demised Premises restored to their original condition at Tenant's expense upon or prior to the expiration of the term.

          14.4 If Landlord determines that the performance or manner of any work to be completed by Tenant's contractors interferes with, delays, hampers or prevents Landlord's contractor from preceding with completion of its work in the Building, the Demised Premises, or the premises of any other tenant, at the earliest possible time after Landlord's determination (which shall be given in writing by Landlord or its agents to Tenant or its agents), Tenant shall cause its contractors to cease its interference with Landlord's contractors.

          To the end that there shall be no labor dispute which would interfere with the construction, completion or operation of the Demised Premises, or any part hereof including, but not limited to, the Building, Tenant agrees to engage the services of only such contractors and subcontractors (for any work which Tenant does, whether or not such work is permitted or required pursuant to the Lease) as will work in harmony and without causing any labor dispute with each other, with Landlord's contractors and subcontractors and with the contractors and subcontractors or all others working in or upon the Demised Premises or any part thereof, and Tenant shall employ and shall require its contractors and subcontractors to employ only such labor as will work in harmony and without causing labor dispute with all other labor then working in the Demised Premises or any part thereof including, but not limited to, the Building.

          14.5 Tenant shall maintain, or cause Tenant's contractors to maintain, at all times during any period of such contractors' entry upon the Demised Premises, worker's compensation and public liability insurance and property damage insurance, all in amounts and with companies and on forms reasonably satisfactory to Landlord, and certificates of such insurance shall be delivered to Landlord prior to any such entry by Tenant or Tenant's contractors. If required by Landlord, such insurance shall name Landlord and Landlord's contractor as additional insureds, and shall be primary insurance as to Landlord and not contributing with other insurance Landlord may carry. Landlord shall not be liable in any way for any injury, loss or damage that may occur to any supplies or equipment of, or any decorations or installations made by Tenant or Tenant's contractors, the same being at the sole risk of Tenant and Tenant's contractors.

                                   ARTICLE 15
                                    INSURANCE

          15.1 During the term hereof, Tenant shall, at its own cost and expense, provide and keep in force the following insurance:

               a. Comprehensive public liability insurance for the mutual benefit of Landlord and Tenant against claims for bodily injury, death or property damage occurring in or about the Demised Premises, including the parking lots and the Building (including, without limitation, bodily injury, death or property damage resulting directly or indirectly from or in connection with any change, alteration, improvement or repair thereof made by or on behalf of Tenant), with limits of not less than $1,000,000 for bodily injury or death to any one person and $3,000,000 for bodily injury or death to any number of persons and property damage with limits of not less than $250,000.

               b.   Insurance covering its contents.

          15.2 All insurance to be provided and kept in force by Tenant under the provisions hereof shall name the Landlord as an additional insured.

          15.3 All policies shall be obtained by Tenant and certificates thereof shall be delivered to Landlord at or before the commencement of the term hereof and shall be taken in responsible companies authorized to do business in the State of Ohio. All policies shall be for periods of not less than one year and shall contain a provision whereby the same cannot be cancelled unless Landlord is given at least thirty (30) days written notice of such cancellation. Tenant shall procure and pay for renewals of such insurance from time to time and Tenant shall promptly deliver to Landlord certificates thereof.

          15.4 All policies of insurance to be obtained pursuant to this Article 15 and all other policies which Landlord or Tenant may carry which affect, relate or pertain to the Demised Premises, the Building or any of Tenant's contents, fixtures and property shall include, if obtainable, a waiver by the insurer of all right of subrogation against Landlord and Tenant, as the case may be. Neither party, nor its agents, employees or guests, shall be liable to the other for loss or damage caused by any risk covered by such insurance, provided such policies shall be obtainable, to the extent that the amount of the loss is recoverable thereunder. If such policies shall be obtainable or shall be obtainable only at a premium over that chargeable without such waiver, the affected insured party shall notify the other thereof, and the affected insured party shall have ten
(10) days thereafter to (a) procure such insurance in companies reasonably satisfactory to the other or (b) to agree to pay such additional premium. If neither (a) or (b) can be done, this Article 15.4 shall have no effect during such time as such policies shall not be obtainable. If such policies shall at any time be unobtainable, but shall be subsequently obtainable, neither party shall be subsequently liable for a failure to obtain such insurance until a reasonable time after notification thereof by the other party. If the mutual release of the parties, as set forth in the second sentence of this paragraph, shall contravene any law with respect to exculpatory agreements, the liability of one party to the other shall be deemed not released but shall be secondary to the other's insurer.

                                   ARTICLE 16
                                 QUIET ENJOYMENT


          Landlord covenants that so long as this Lease is in full force and effect and Tenant pays the rental and performs the covenants and conditions in this Lease herein contained, Tenant shall and may peacefully hold and enjoy the Demised Premises during the term thereof, subject, however, to the terms of this Lease.

                                   ARTICLE 17
                              DAMAGE OR DESTRUCTION


          17.1 In case of any damage to or destruction of the Demised Premises, or any part hereof, Tenant shall promptly give written notice thereof to Landlord.

          17.2 In the event that any buildings which are a part of the Demises Premises or any improvements thereto which have been made by Landlord for Tenant are damaged or destroyed by fire or other casualty, to the extent of not more than twenty percent (20%) of the replacement value, this Lease shall not terminate but Landlord shall restore, replace or rebuild the Demised Premises with all reasonable speed to the condition they were in prior to the happening of the fire or other casualty, but in no event later than nine (9) months from the occurrence of the casualty.

          In the event that any buildings which are part of the Demised Premises or any improvements thereto which have been made by Landlord for Tenant are damaged or destroyed by fire or other casualty to the extent of twenty percent (20%) or more of the replacement value, the Landlord shall have the option of either (1) restoring, replacing or rebuilding the Demised Premises to the condition they were in prior to the happening of the fire or other casualty or
(2) terminating this lease, which option shall be exercised within sixty (60) days of the occurrence of such casualty by written notice to Tenant. If the Landlord exercises the option to restore, replace or rebuild, such shall be accomplished within nine (9) months from the occurrence of the casualty.

          Should the Demised Premises be damaged or destroyed to the extent of fifty percent (50%) or more of the replacement value during the last two (2) years of the term, either Landlord or

Tenant shall have the right to terminate this lease by written notice to the other party within ninety (90) days of the occurrence of such casualty.

          17.3 If Landlord causes the Demised Premises to be repaired or restored pursuant to Article 17.2, such repair and/or restoration work shall be done with reasonable diligence and promptness (subject to ordinary delays, delays beyond the control of Landlord, and/or delays in making insurance adjustments) and further subject to Excusable Delays described in Article 5. In such event, the provisions of this Lease shall be unaffected and Tenant shall remain liable for the payment of Annual Base Rent, Adjusted Annual Rent, additional rent, impositions and all other charges required hereunder to be paid by Tenant, but such rent, charges and impositions shall be abated in such proposition as the square footage of the damaged portion of the Building bears to the square footage of the Building.

                                   ARTICLE 18
                                  CONDEMNATION

     In the event that at any time during the term of this Lease the Demised Premises, or any part thereof, is taken by eminent domain by any public or quasi-public authority (or in the event a voluntary conveyance is made by Landlord to such public or quasi-public authority by reason of or by threat or imminence of the exercise of said power of eminent domain by said authority), the following terms and conditions shall apply:

               a. ln the event of a total taking, this Lease shall terminate as of the date of taking and rent and other charges provided for in this Lease shall be adjusted as of said date. Tenant shall be entitled to any portion of the award or damages for termination of this Lease, as well as that portion of the award attributable to leasehold improvements made and paid for by Tenant.

               b. In the event of a partial taking, if in the reasonable judgment of the Tenant it shall be deprived of the use of the Demised Premises for the purposes for which they are intended, Tenant may, by written notice to Landlord within fifteen (15) days of the taking by the condemning authority, terminate this Lease. In the event Tenant does not elect to so terminate this Lease, Landlord agrees to restore the Demised Premises to usable condition with all reasonable speed, but in no event later than nine (9) months from the date of such partial taking, and Tenant shall be entitled to an equitable abatement in the rent based upon the extent to which it has been deprived of the use of the Demised Premises as originally provided for in this Lease. Any dispute as to whether the Tenant has been deprived of the use of the Demised Premises for Tenant's business purposes shall be settled by arbitration to be held in Ohio in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's determination in any court having jurisdiction and the parties consent to the jurisdiction of the Ohio court for this purpose.

                                   ARTICLE 19
                                    SELF-HELP

          Tenant covenants and agrees that if it shall at any time fail to make any payments or perform any act which it is obligated to make or perform under this Lease, then Landlord may, but shall not be obligated so to do, after the Tenant's time to make any such payment or perform any such act as provided in this Lease has expired and any required notice has been given and cure period, if any, has elapsed, and without waiving or releasing the Tenant from any of its obligations in this Lease contained, make any payment or perform any act which the Tenant is obligated to perform under this Lease, in such manner and to such extent as shall be necessary and consistent with the Tenant's obligations hereunder, and in exercising such rights, pay necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. Notwithstanding the foregoing, Landlord, after notice to Tenant, may make any such payment or perform any such act before Tenant's time to do so as provided in Article 8 has expired if payment or performance of the same is necessary or required prior to the expiration of the applicable grace or cure period for the preservation or protection of the Demised Premises. All sums to be paid and all necessary and incidental costs and expenses in connection with the performance of any such act by Landlord, together with interest thereon from the date that the Landlord made such expenditure at the then prime lending rate charged by Citibank, N.A., of New York for the first month after the making of such expenditure, and thereafter at the rate of two percentage points above the then prime lending rate charged by Citibank, N.A., of New York or the maximum rate allowed by law, whichever is less, shall be deemed additional rent hereunder and, except as otherwise in this Lease expressly provided, shall be payable to Landlord on demand or at the option of Landlord may be added to any rent then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums with interest as aforesaid and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of rent.

                                   ARTICLE 20
                              ESTOPPEL CERTIFICATE

          The parties agree at any time from time to time, upon not less than ten (10) business days' prior request by the other, to execute, acknowledge and deliver a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modification), and the dates to which the rent and other charges have been paid in advance, and to the best of knowledge of the certifying party if there are any defaults or rent abatements or offsets claimed; it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the fee or mortgage or assignee of any mortgage upon the fee of the Demised Premises.

                                   ARTICLE 21
                        SUBORDINATION AND NON-DISTURBANCE

          21.1 This Lease is and shall be subject and subordinate to the lien of any mortgage or mortgages on or affecting the Demised Premises, parking areas and Building or any part thereof, at the date hereof, and, subject to the provisions of Article 21.2 to any mortgage or mortgages hereafter made affecting the Demised Premises, and to all renewals, modifications, consolidations, replacements or extensions thereof, irrespective of the time of recording any such mortgage. The provisions of this subordination shall be self executing, but in confirmation of this subordination Tenant shall, at Landlord's request, execute and deliver such further instruments as may be reasonably desired by the holders of said mortgages.

          21.2 If any mortgagee or any other person claiming by or through any mortgagee, or by or through any foreclosure proceeding or sale in lieu of foreclosure, shall succeed to the rights of Landlord under this Lease, Tenant shall, at Landlord's request, attorn to and recognize such successor as the landlord of Tenant under this Lease provided such successor shall agree not to disturb Tenant's possession of the Demised Premises under this Lease, and Tenant and such successor to Landlord shall promptly execute, acknowledge and deliver at any time any instruments to evidence such attornment and non-disturbance; provided, however, if such successor to Landlord is a recognized competitor of Tenant, Tenant shall have the right and option to terminate this Lease effective on the date that title to the Demised Premises transfers to such successor. The aforesaid option to terminate is personal only to Sverdrup Technology, Inc.
Upon the attornment and agreement for non-disturbance, this Lease shall continue as a direct Lease from such successor Landlord to Tenant, upon and subject to all of the provisions of this Lease for the remainder of the term of this Lease, except that the successor Landlord will not:

               a. be liable for any previous act or omission of Landlord under this Lease;

               b. be subject to any offset, not expressly provided for in this Lease, which shall have theretofore accrued to Tenant against Landlord; or

               c. be bound by any previous prepayment of more than one month's installment of Annual Base Rent, additional rent or other charge unless such modification or prepayment shall have been expressly approved in writing by the holder of such mortgage through or by reason of which the successor Landlord shall have succeeded to the right of Landlord under this Lease.

                                   ARTICLE 22
                                     NOTICES

          All notices, demands and requests which are required or desired to be given by either party to the other shall be in writing and shall be sent by United States registered or certified mail, return receipt requested, addressed to Landlord at its address set forth above, with a copy to Landlord's mortgagee (as specified from time to time in a written notice from Landlord to Tenant) and to Tenant at the Demised Premises, or at such other place as either party may from time to time designate in a written notice to the other party. Until Tenant takes occupancy of the Demised Premises, notices to Tenant shall be at Tenant's address set forth above. Notices, demands and requests which are served upon Landlord or Tenant in the manner aforesaid shall be deemed to have been given or served for all purposes hereunder on the date on which such notice, demand or request shall have been mailed as aforesaid.

                                   ARTICLE 23
                           CAPTIONS AND MARGINAL NOTES

          The captions and marginal notes of this Lease are for convenience and reference only, and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

                                   ARTICLE 24
                                ENTIRE AGREEMENT


          This instrument constitutes the entire agreement between the parties relating to the subject matter of this Lease; cancels and supersedes any prior agreements between the parties and may not be modified except by an instrument in writing which is signed by both parties.

                                   ARTICLE 25
                     COVENANTS BINDING ON RESPECTIVE PARTIES


          The terms, conditions, covenants, provisions and undertakings herein contained shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but nothing herein shall grant to Tenant the right to assign this Lease other than pursuant to the provisions hereof.

                                   ARTICLE 26
                                     BROKER

          Landlord and Tenant represent to each other that they have not dealt with any other broker in connection with this Lease except Michael C. Rath of Rath & Company, 19035 Old Detroit Road, Rocky River, Ohio 44116. Landlord shall be responsible for payment of any commission due said broker in connection with this Lease. Each party shall indemnify, defend and save the other harmless from and against all costs, expenses or losses should their respective representations prove to be false. Defense of any claim for a real estate commission shall be undertaken by the party whose representation would be false if the claim for such commission were upheld.

                                   ARTICLE 27
                                      SIGNS

          The Tenant shall not place any signs on the land or exterior of the Building except described in Exhibit C attached hereto and as otherwise agreed to in writing by Landlord. Tenant shall be obligated to obtain at its sole cost and expense, any and all permits, licenses or approvals which may be necessary in connection with its sign or signs.

                                   ARTICLE 28
                                    HOLDOVER

          If Tenant continues in the occupancy of the Demised Premises after the expiration of the term or any extended term with the consent or acquiescence of Landlord, such occupancy shall be deemed a tenancy at will but at the same Annual Base Rent in effect upon expiration of the term.

          If Tenant continues in the occupancy of the Demised Premises after the expiration of the term or any extended term to which Landlord expressly objects, such occupancy shall be deemed a tenancy at will but at 150% of the Annual Base Rent in effect upon expiration of the term.

                                   ARTICLE 29
                                SHORT FORM LEASE

          The parties will at any time, at the request of either one, execute duplicate originals of a Memorandum of Lease in recordable form which shall set forth a description of the Demised Premises, the term of this Lease and any other portions hereof, except the rent provisions, that either party may request. All expenses for preparation and recording thereof shall be paid by Landlord.

                                   ARTICLE 30
                  APPLICABILITY TO HEIRS SUCCESSORS AND ASSIGNS

          The provisions of this Lease shall apply to, bind and inure to the benefit of Landlord and Tenant, and their respective heirs, successors, legal representatives and assigns. It is understood that the term "Landlord" as used in this Lease means only the owner or a mortgagee in possession of the Demised Premises, so that in the event of any sale of the Demised Premises or of any lease thereof, or if a mortgagee shall take possession of the Demised Premises, the Landlord named herein is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement, that the purchaser or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. Tenant shall attorn to the purchaser or mortgagee in possession, as the case may be and execute a written attornment agreement if requested, provided such purchaser or mortgagee in possession executes a non-disturbance agreement with Tenant. Notwithstanding anything to the contrary hereinabove contained, if any successor or assignee of Landlord is a recognized competitor of Tenant, Tenant shall have the right and option to terminate this Lease effective on the date that title, legal or beneficial to the Demised Premises, transfers to such successor or assignee. The aforesaid option to terminate is personal only to Sverdrup Technology, Inc.

                                   ARTICLE 31
                      MODIFICATIONS REQUESTED BY MORTGAGEE

          Tenant hereby agrees that if any lender to the Landlord proposing to make a mortgage on Landlord's interest in the Building and/or Demised Premises shall require as a condition to making any loan secured by such mortgage that the Tenant agrees to modifications of this Lease, then Tenant agrees that it will enter into an agreement with Landlord making modifications that are requested by such lender provided that such changes are in Tenant's sole opinion reasonable. In no circumstances shall Tenant be required to make any agreement that changes the Demised Premises; increases the rent or additional rent; abridges or enlarges the term of this Lease; or requires the expenditure of funds by Tenant which Tenant is not obligated to expend pursuant to the terms of this Lease. Tenant shall execute such modifications within ten (10) days after Tenant agrees with the Landlord's request.

                                   ARTICLE 32
                                     PARKING

          Tenant shall have the exclusive right to utilize parking spaces in the parking lot of the Building, which is located as shown on Exhibit A-2.

                                   ARTICLE 33
                              RULES AND REGULATIONS

          Tenant, its agents, employees, invitees, licensees, customers, clients, family members and guests shall at all times abide by and observe the rules and regulations attached hereto as Exhibit "D", provided such rules are uniformly applied and enforced against all tenants of the Demised Premises. In addition, Tenant, its agents, employees, invitees, licensees, customers, clients, family members and guests shall abide by and observe such other reasonable rules or regulations as may be promulgated from time to time by Landlord, with a copy sent to Tenant, for the operation and maintenance of the Building; provided, however, that the same are in conformity with common practice and usage in similar buildings and are not inconsistent with the provisions of this Lease. Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, or business invitees. If there is any inconsistency between this Lease and the rules and regulations set forth in Exhibit "D", the Lease shall govern.

                                   ARTICLE 34
                             LIMITATION OF LIABILITY

          Notwithstanding any contrary provision contained herein and as a material inducement and a primary consideration for Landlord entering into this Lease, it is agreed that:

          a. Neither Landlord nor any of its partners shall be responsible or liable to the Tenant for any damage or injury resulting from acts or omissions of persons occupying property adjoining the Demised Premises or any part of the Building or any injury or damage resulting to Tenant from bursting, stoppage or leakage of water, gas, sewer or steam pipes unless arising from the negligence of Landlord, its employees, agents or partners.

          b. Landlord nor any of the partners comprising the Landlord shall be under no personal liability with respect to any of the provisions of this Lease, and if it is in breach or default with respect to its obligations hereunder or otherwise liable to Tenant (whether as a result of negligence, strict liability, breach of warranty or any other theory or concept of liability), Tenant shall look solely to the equity of Landlord in the Building following the final judgment establishing such default or liability to the satisfaction to the Tenant's remedies. It is expressly understood and agreed that

Landlord's liability under the terms, covenants, warranties and obligations of this Lease or otherwise shall in no event exceed the proceeds of its insurance and the loss of its equity in the building.

                                   ARTICLE 35
                                 INDEMNIFICATION


          Tenant covenants and agrees, at its sole cost and expense to indemnify and to hold Landlord harmless from and against any liability from claims by third parties (but excluding any claims or liability arising out of Landlord's act or negligence and the act or negligence of Landlord's agents, employees, contractors, invitees, servants or licensees), including, without being limited to, reasonable attorneys' fees and court costs, arising from or in connection with (a) the conduct of management of, or from, any work or thing whatsoever done in or on the Demised Premises during the demised term by, under the direction or at the request of, the Tenant; (b) any breach of default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease; (c) any act or negligence of Tenant, or any of its agents, contractors, servants, employees or licensees; or (d) any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the demised term, in or on the Demised Premises; and in case any action or proceeding is brought against Landlord by reason of any claims covered by the foregoing indemnity Tenant upon notice from Landlord agrees to resist or defend such action or proceeding by counsel reasonably satisfactory to Landlord. Landlord will not defend such action or proceeding so long as Tenant is diligently doing so. Landlord will give prompt notice to Tenant of any action or proceeding brought against Landlord by reason of any claims covered by the foregoing indemnity, together with copies of any documents served on Landlord in connection therewith, and Landlord will not settle any such claim without Tenant's written consent.

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and date first above written.

WITNESSES:               LANDLORD:
                         ---------
                         TECHPARK LIMITED PARTNERSHIP, an
                              Ohio limited partnership

                         By:  Techpark Development Company, an
                              Ohio general partnership, its
                              General Partner

                         By:  Flagship Properties, Inc., an Ohio
                              corporations, its General Partner

  /s/                         By:   /s/ Paul Goldberg
-----------------------            ------------------------------, President

  /s/                         Attest
-----------------------             -----------------------------, Secretary


                         TENANT:
                         -------
                         SVERDRUP TECHNOLOGY,
                              INC.

  /s/                         By:   /s/ Stuart L. Petrie
-----------------------             ----------------------------------------
                                                              Vice President

  /s/                         Attest
-----------------------              ---------------------------------------
                                                                 , Secretary

                                  EXHIBIT "A-2"


Situated in the City of Brook Park, County of Cuyahoga and State of Ohio: and known as being part of Original Middleburgh Township Lot No. 3, Section No. 21 and part of Original Middleburgh Township Lot No. 4, Section No. 22, bounded and described as follows:

Beginning on the center line of Cedar Point Road (60 feet wide), at a point distant South 89 degrees 10' 35" East (measured along said center line) 1205.78 feet from its intersection with the Westerly line of said City of Brook Park; thence North 89 degrees 10' 35" West along said center line of Cedar Point Road,
74.23 feet; thence South 0 degrees 31' 55" West, 1215 feet to an iron pin; thence South 89 degrees 10' 35" East 450 feet to an iron pin and a Westerly line of land conveyed to Fred C. Hotes and Helen Hotes by deed dated October 4, 1933, and recorded in Volume 4317, Page 116 of Cuyahoga County Records; thence North 4 degrees 04' 05" West along a Westerly line of land so conveyed to Fred C. Hotes and Helen Hotes, 649.55 feet to an iron pin; thence North 89 degrees 22' 05" West along a Southerly line of land so conveyed, 200 feet to an iron pin; thence North 10 degrees 37' 05" West along a Westerly line of land so conveyed 285.55 feet to an iron pin; thence North 28 degrees 50' 55" East along a Westerly line of land so conveyed, 406.222 feet to the center line of Cedar Point Road; thence Southwesterly along the center line of Cedar Point Road which is a curved line deflecting to the right, the chord of which bears South 75 degrees 48' 03" West,
270.22 feet, an arc distance of 273.146 feet to the place of beginning, be the same more or less, but subject to all legal highways.

                                 ACKNOWLEDGMENT

STATE OF OHIO            )
COUNTY OF CUYAHOGA       )

          Before me, a Notary Public in and for said County, personally appeared the above named Techpark Limited Partnership, an Ohio limited partnership, by Techpark Development Company, an Ohio general partnership, its General Partner, by Flagship Properties, Inc., an Ohio corporation, its General Partner, by Paul Goldberg, its President, who acknowledged that he did sign the foregoing instrument on behalf of said partnerships and corporation, and that the same is the free act and deed of said partnerships and corporation, and his free act and deed as such officer.
          IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal, the day and year above written.


                                /s/ Kenneth M. Lapine
                                --------------------------------------
                                Notary Public

                                   KENNETH M. LAPINE, Attorney at Law
                                        Notary Public, STATE OF OHIO
                                          Non-Expiring Commission


                                 ACKNOWLEDGMENT

STATE OF OHIO            )
COUNTY OF CUYAHOGA       )


          Before me, a Notary Public, in and for said County and State, personally appeared the above named Sverdrup Technology, Inc., by Dr. Stuart L. Petrie, its Vice President, who acknowledged that he did sign the foregoing instrument on behalf of said corporation and that the same is the free act and deed of said corporation and his free act and deed as such officer.

          IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal, the day and year above written.

                                /s/ Kenneth M. Lapine
                                --------------------------------------
                                Notary Public

                                   KENNETH M. LAPINE, Attorney at Law
                                        Notary Public, STATE OF OHIO
                                          Non-Expiring Commission